EXHIBIT 99.2
GLOBAL ENERGY GROUP, INC.
Pro Forma Consolidated Statement of Operations
For the Year ended December 31, 2004
(Unaudited)
     The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 is presented as if Global’s acquisition of Global Energy Distribution Group, LLC had been acquired on January 1, 2004.
     This pro forma consolidated statement should be read in conjunction with Global’s consolidated historical financial statements, the historical consolidated financial statements of Global Energy Distribution Group, LLC included in Exhibit 99.1 to this Form 8-K/A and the notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the acquisition have been made based on management’s best estimates.
     The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of Global’s would have been assuming such acquisition had been completed as of January 1, 2004, nor is it indicative of the results of operations for future periods.

GLOBAL ENERGY GROUP, INC.
Pro Forma Consolidated Statement of Operations
For the Year ended December 31, 2004
(Unaudited)

	(A)	(B)
	Global	Global Energy
	Energy	Distribution
	Group	Group	Combined	Adjustments		Pro Forma
Revenues	$420,946	$304,346	$725,292	$(103,745)	(C)	$621,547

Cost of Goods Sold	267,691	178,709	446,400	(103,745)	(C)	342,655

Gross Profit	153,255	125,637	278,892	—		278,892

Consulting	9,331	39,000	48,331	—		48,331
Salaries and benefits	427,985	—	427,985	—		427,985
Legal and accounting	205,911	—	205,911	—		205,911
Research and development	86,950	—	86,950	—		86,950
Sales and marketing	8,966	4,943	13,909	—		13,909
General and administrative	1,138,224	16,829	1,155,053	—		1,155,053

Total Operating Expenses	1,877,367	60,772	1,938,139	—		1,938,139

Operating Income (Loss)	(1,724,112)	64,865	(1,659,247)	—		(1,659,247)
Amortization of discount on notes payable	(140,349)	—	(140,349)	—		(140,349)
Dividend expense	(224,075)	—	(224,075)	—		(224,075)
Interest (expense)	(14,275)	—	(14,275)	—		(14,275)
Other Income	112,271	—	112,271	—		112,271
Subsidiary Income (Loss)	—	—	—	64,865	(D)	64,865

Total Other Income (Expenses)	(266,428)	—	(266,428)	—		(201,563)
Income (Loss) Before Income Taxes	(1,990,540)	64,865	(1,925,675)	(64,865)	(D)	(1,925,675)
Income Taxes	—	—	—	—		—

Net Income (Loss)	$(1,990,540)	$64,865	$(1,925,675)	$—		$(1,925,675)

Loss Per Share from Continuing Operations
Basic	$(0.14)	$—	$(0.14)	$—		$(0.02)
Diluted	$(0.14)	$—	$(0.14)	$—		$(0.02)
Weighted Average Common Shares Outstanding
Basic	13,832,073	—	13,832,073	81,746,409	(E)	95,578,482
Diluted	13,832,073	—	13,832,073	81,746,409	(E)	95,578,482
See notes to pro forma consolidated statement of operations

GLOBAL ENERGY GROUP, INC.
Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004
(Unaudited)
(A)	Represents Global Energy Group, Inc.’s audited Statement of Operations for the year ended December 31, 2004 as filed on Form 10-KSB.

(B)	Represents Global Energy Distribution Group, LLC’s audited Statement of Operations for the year ended December 31, 2004 as shown in Exhibit 99.1.

(C)	Represents the adjustment to reflect sale of product and cost of goods sold from Global Energy Group, Inc. to Global Energy Distribution Group, LLC for the year ended December 31, 2004.

(D)	Represents Global Energy Group, Inc.’s 100% ownership of Global Energy Distribution Group, LLC using the equity method as if the purchase had taken place on January 1, 2004.

(E)	Represents the shares issued by Global Energy Group, Inc. to the members of Global Energy Distribution Group, LLC to purchase 100% of the interest in Global Energy Distribution Group, LLC.

GLOBAL ENERGY GROUP, INC.
Pro Forma Consolidated Balance Sheet
As of June 30, 2005
(Unaudited)
     The accompanying unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2005 is presented as if Global’s acquisition of its interest in Global Energy Distribution Group, LLC occurred on June 30, 2005.
     This pro forma consolidated statement should be read in conjunction with Global’s consolidated historical financial statements, the historical consolidated financial statements of Global Energy Distribution Group LLC included in Exhibit 99.1 to this Form 8-K/A the notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the acquisition of Global’s interest in Global Energy Distribution Group, LLC have been made based on management’s best estimate.
     The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of Global would have been assuming such contribution had been completed as of June 30, 2005, nor is it indicative of future financial positions of Global.

GLOBAL ENERGY GROUP, INC.
Pro Forma Consolidated Balance Sheet
As of June 30, 2005
(Unaudited)

	(A)	(B)
	Global	Global Energy
	Energy	Distribution
	Group	Group	Combined	Adjustments			Pro Forma
Assets:

Cash	$(48,844)	$1,817	$(47,027)	$—			$(47,027)
Accounts Receivable	132,851	103,531	236,382	(132,667	)(C	)	103,715
Inventory	6,325	178,025	184,350	—			184,350
Prepaid expenses	8,157	—	8,157	—			8,157

Total Current Assets	98,489	283,374	381,863	(132,667)			249,196
Furniture and equipment-net	14,568	—	14,568	—			14,568
Deposits	3,989	—	3,989	—			3,989
Patents-net	231,765	—	231,765	—			231,765
Subscriptions receivable	—	100,000	100,000	—			100,000
Investment in Subsidiary	—	—	—	—			—
Goodwill	—	—	—	15,427,845	(F)		15,427,845

Total Assets	$348,811	$383,374	$732,185	$15,295,178			$16,027,363

Liabilities and Shareholders’ Equity:
Accounts payable and accrued expenses	$290,892	$30,934	$321,826	$(132,667	)(C	)	$189,159
Due to affiliate	21,000	203,605	224,605	—			224,605
Dividends payable	380,124	—	380,124	—			380,124
Royalty payable-current portion	15,000	—	15,000	—			15,000
Preferred shares subject to mandatory redemption-current portion	3,529,265	—	3,529,265	—			3,529,265

Total current liabilities	4,236,281	234,539	4,470,820	(132,667)			4,338,153
Notes payable	—	44,863	44,863	—			44,863
Royalty payable-net of current portion	183,479	—	183,479	—			183,479
Preferred shares subject to mandatory redemption-net of current portion	1,764,632	—	1,764,632	—			1,764,632

Total Liabilities	6,184,392	279,402	6,463,794	(132,667)			6,331,127

Shareholders’ Equity:
Common stock	13,911	—	13,911	81,746	(D)		95,657
Additional paid-in capital	5,509,395	—	5,509,395	15,450,071	(D)		20,959,466
Member Equity	—	87,124	87,124	(87,124	)(E	)	—
Retained (deficit)	(11,358,887)	16,848	(11,342,039)	(16,848	)(E	)	(11,358,887)

Total Shareholders’ Equity	(5,835,581)	103,972	(5,731,609)	15,427,845			9,696,236

Total Liabilities and Shareholders’ Equity	$348,811	$383,374	$732,185	$15,295,178			$16,027,363
See notes to pro forma consolidated balance sheet.

GLOBAL ENERGY GROUP, INC.
Notes and Management’s Assumptions to the
Pro Forma Consolidated Balance Sheet
As of June 30, 2005
(Unaudited)
(A)	Represents Global Energy Group, Inc.’s audited Balance Sheet as of June 30, 2005 as filed on Form 10-QSB.

(B)	Represents Global Energy Distribution Group, LLC’s reviewed Balance Sheet as of June 30, 2005 as shown in Exhibit 99.1.

(C)	Represents the amounts of intercompany accounts receivable Global Energy Group, Inc. is owed from Global Energy Distribution Group, LLC; and the amount of intercompany accounts payable Global Energy Distribution Group, LLC owes Global Energy Group, Inc.

(D)	Represents the additional common stock given to members of Global Energy Distribution Group, LLC for their member units. 81,746,409 shares were given in consideration with a par value of $0.001 and a market value of $0.19 on July 1, 2005.

(E)	Represents the elimination of Global Energy Distribution Group, LLC’s member equity and retained earnings using the equity method for consolidation.

(F)	Represents the amount of goodwill created in the purchase by Global Energy Group, Inc. of the member units in Global Energy Distribution Group, LLC. Goodwill represents the difference between the par value common stock and additional paid in capital, and the book equity of Global Energy Distribution Group, LLC at June 30, 2005.

GLOBAL ENERGY GROUP
Pro Forma Consolidated Statement of Operations
For the Six Months ended June 30, 2005
(Unaudited)
     The accompanying unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2005 is presented as if Global’s interest in Global Energy Distribution Group, LLC had been acquired on January 1, 2005.
     This pro forma consolidated statement should be read in conjunction with Global’s consolidated historical financial statements, the historical consolidated financial statements of Global Energy Distribution Group, LLC included in Exhibit 99.1 to this Form 8-K/A and the notes thereto. In management’s opinion, adjustments necessary to reflect the effects of the acquisition have been made based on management’s best estimate.
     The following unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of Global would have been assuming such acquisition had been completed as of January 1, 2005, nor is it indicative of the results of operations for future periods.

GLOBAL ENERGY GROUP, INC.
Pro Forma Consolidated Statement of Operations
For the Six Months ended June 30, 2005
(Unaudited)

	(A)	(B)
	Global	Global Energy
	Energy	Distribution
	Group	Group	Combined	Adjustments		Pro Forma
Revenues	$238,578	65,402	303,980	(238,395	)(C)	65,585

Cost of Goods Sold	254,190	47,618	301,808	(238,395	)(C)	63,413

Gross Profit	(15,612)	17,785	2,172	—		2,172

Consulting	55,300	—	55,300	—		55,300
Salaries and benefits	203,266	—	203,266	—		203,266
Legal and accounting	121,827	—	121,827	—		121,827
Research and development	3,261	—	3,261	—		3,261
Sales and marketing	534	—	534	—		534
General and administrative	285,478	936	286,414	—		286,414

Total Operating Expenses	669,666	936	670,602	—		670,602

Operating Income (Loss)	(685,278)	16,848	(668,430)	—		(668,430)
Loss on disposal of assets	(27,698)	—	(27,698)	—		(27,698)
Dividend expense	(156,049)	—	(156,049)	—		(156,049)
Interest (expense)	(1,732)	—	(1,732)	—		(1,732)
Other Income	187,500	—	187,500	—		187,500
Subsidiary Income (Loss)	—	—	—	16,848	(D)	16,848

Total Other Income (Expenses)	2,021	—	2,021	—		18,869
Loss Before Income Taxes	(683,257)	16,848	(666,409)	(16,848	)(D)	(683,257)
Income Taxes	—	—	—	—		—

Net Income (Loss)	$(683,257)	$16,848	$(666,409)	$—		$(666,409)

Loss Per Share from Continuing Operations(E)
Basic	$(0.05)	—	—	—		$(0.01)
Diluted	$(0.05)	—	—	—		$(0.01)

Weighted Average Common Shares Outstanding
Basic	13,884,852	—	—	81,746,409	(E)	95,657,117
Diluted	13,884,852	—	—	81,746,409	(E)	95,657,117
See notes to pro forma consolidated statement of operations

GLOBAL ENERGY GROUP, INC
Notes and Management’s Assumptions to the
Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2005
(Unaudited)
(A)	Represents Global Energy Group, Inc.’s audited Statement of Operations as of June 30, 2005 as filed on Form 10-QSB.

(B)	Represents Global Energy Distribution Group, LLC’s reviewed Statement of Operations as of June 30, 2005 as shown in Exhibit 99.1.

(C)	Represents the adjustment to reflect sale of product and cost of goods sold from Global Energy Group, Inc. to Global Energy Distribution Group, LLC for the six months ended June 30, 2005.

(D)	Represents Global Energy Group, Inc.’s 100% ownership of Global Energy Distribution Group, LLC using the equity method as if the purchase had taken place on January 1, 2005.

(E)	Represents the shares issued by Global Energy Group, Inc. to the members of Global Energy Distribution Group, LLC to purchase 100% of the interest in Global Energy Distribution Group, LLC.